Exhibit 21.1
Subsidiaries of Diamond Resorts Parent, LLC

Jurisdiction
of Incorporation or
Name	Organization

AKGI-St. Maarten N.V.	Delaware
Alpine Apartment Hotel LmbH	Austria
Andalucian Realty Ltd	England and Wales
Benal Holdings Ltd.	Gibraltar
Benal Management Ltd	Gibraltar
Broome Park Estates Ltd	England and Wales
Chestnut Farms, LLC	Nevada
Citronsa Canarias SL	Spain
Citrus Insurance Company, Inc.	Nevada
Club Via Ltd	England and Wales
Collie Inversion Inmobilario Santa Cruz SL	Spain
Cotiempo SL	Spain
Cumberland Gate, LLC	Delaware
Diamond Resorts (Europe) Limited (f/k/a Sunterra Europe Ltd)	England and Wales
Diamond Resorts, LLC	Nevada
Diamond Resorts Corporation (d/b/a Diamond Resorts International)	Maryland
Diamond Resorts Holdings, LLC	Nevada
Diamond Resorts (Europe) Limited — French Branch (f/k/a Sunterra Europe Ltd — French Branch)	France
Diamond Resorts (Europe) Limited — Irish Branch	Ireland
Diamond Resorts (Europe) Limited — Norwegian Branch	Norway
Diamond Resorts (Europe) Limited — Malta Branch (f/k/a Sunterra Europe Ltd — Malta Branch)	Malta

Jurisdiction
of Incorporation or
Name	Organization

Diamond Resorts (Group Holdings) PLC (f/k/a Sunterra Europe (Group Holdings) PLC)	England and Wales
Diamond Resorts (Holdings) Limited (f/k/a Sunterra Europe (Holdings) Limited)	England and Wales
Diamond Resorts Balearic Sales SL (f/k/a Sunterra Balearic Sales SL)	Spain
Diamond Resorts Benalmadena Management SL (f/k/a GVC Spanish Benalmadena Management SL)	Spain
Diamond Resorts California Collection Development, LLC, (f/k/a Club Sunterra Development California, LLC, f/k/a Club Sunterra Development II, LLC, f/k/a Sunterra Texas Development, LLC)	Delaware
Diamond Resorts Centralized Services Company	Delaware
Diamond Resorts Citrus Share Holding, LLC (f/k/a Sunterra South Marketing, LLC)	Delaware
Diamond Resorts Clubs (Europe) Ltd (f/k/a Sunterra Clubs (Europe) Limited)	England and Wales
Diamond Resorts Coral Sands Development, LLC	Delaware
Diamond Resorts Cypress Pointe I Development, LLC	Delaware
Diamond Resorts Cypress Pointe II Development, LLC	Delaware
Diamond Resorts Cypress Pointe III Development, LLC	Delaware
Diamond Resorts Daytona Development, LLC (f/k/a Sunterra Bent Creek Golf Course Development, LLC)	Delaware
Diamond Resorts Depositor 2008, LLC	Delaware
Diamond Resorts Deutschland Betriebsgesellschaft GmbH (f/k/a Sunterra Deutschland Betriebsgesellschaft GmbH)	Germany
Diamond Resorts Deutschland Holding GmbH (DRDH) (f/k/a Sunterra Deutschland Holding GmbH)	Germany
Diamond Resorts Deutschland Vertriebsgesellschaft GmbH (f/k/a Sunterra Deutschland Vertriebsgesellschaft GmbH)	Germany
Diamond Resorts Developer and Sales Holding Company	Delaware
Diamond Resorts Epic Mortgage Holdings, LLC (f/k/a Sunterra KGK Partners Finance, LLC)	Delaware

Jurisdiction
of Incorporation or
Name	Organization

Diamond Resorts Excursions SL (f/k/a Diamond Resorts Mijas Sales SL)	Spain
Diamond Resorts Fall Creek Development, LLC	Delaware
Diamond Resorts Finance Holding Company	Delaware
Diamond Resorts Financial Services Ltd (f/k/a LS Financial Services Ltd)	England and Wales
Diamond Resorts Financial Services, Inc.	Nevada
Diamond Resorts Flamingo Development, NV	Dutch West Indies
Diamond Resorts Flamingo Management, NV	Dutch West Indies
Diamond Resorts Gran Canarias Management SL (f/k/a GVC Gran Canarias Management SL)	Spain
Diamond Resorts Grand Beach I Development, LLC	Delaware
Diamond Resorts Grand Beach II Development, LLC	Delaware
Diamond Resorts Greensprings Development, LLC	Delaware
Diamond Resorts Hawaii Collection Development, LLC, (f/k/a Club Sunterra Development Hawaii, LLC, f/k/a Sunterra East Marketing, LLC)	Delaware
Diamond Resorts Hilton Head Development, LLC (f/k/a Sunterra Bent Creek Village Development, LLC)	Delaware
Diamond Resorts Holidays Ltd (f/k/a Canaryroute Ltd)	England and Wales
Diamond Resorts International, LLC	Nevada
Diamond Resorts International Club, Inc., (f/k/a Club Sunterra, Inc.)	Florida
Diamond Resorts International Marketing, Inc., (f/k/a Resort Marketing International, Inc.)	California
Diamond Resorts Issuer 2008, LLC	Delaware
Diamond Resorts Italia SRL (f/k/a Sunterra Italia SRL)	Italy
Diamond Resorts Las Vegas Development, LLC (f/k/a Sunterra Polynesian Isles Development, LLC)	Delaware
Diamond Resorts Mallorca Management SL (f/k/a GVC Spanish Management SL)	Spain
Diamond Resorts Management and Exchange Holding Company	Delaware
Diamond Resorts Management Ltd (f/k/a Sunterra Management Limited)	England and Wales

Jurisdiction
of Incorporation or
Name	Organization

Diamond Resorts Management, Inc. (f/k/a RPM Management, Inc.)	Arizona
Diamond Resorts Menorca Management SL (f/k/a Sunterra Menorca Management SL)	Spain
Diamond Resorts Mijas Management SA (f/k/a Vacation Owners Club SA)	Spain
Diamond Resorts Mortgage Holdings, LLC	Delaware
Diamond Resorts Owner Trust 2009-1	Delaware
FLRX, Inc. (f/k/a Diamond Resorts Pacific).	Washington
Diamond Resorts Palm Development, NV	Dutch West Indies
Diamond Resorts Palm Management, NV	Dutch West Indies
Diamond Resorts Palm Springs Development, LLC (f/k/a Sunterra North Marketing, LLC)	Delaware
Diamond Resorts Poco Diablo Development, LLC	Delaware
Diamond Resorts Poipu Development, LLC	Delaware
Diamond Resorts Polo Development, LLC	Nevada
Diamond Resorts Port Royal Development, LLC	Delaware
Diamond Resorts Portugal Clube de Ferias, Lda (f/k/a Sunterra Portugal Clube de Ferias, Lda)	Portugal
Diamond Resorts Powhatan Development, LLC	Delaware
Diamond Resorts Residual Assets Development, LLC	Delaware
Diamond Resorts Residual Assets Finance, LLC	Delaware
Diamond Resorts Residual Assets M&E, LLC	Delaware
Diamond Resorts Ridge on Sedona Development, LLC	Delaware
Diamond Resorts Ridge Pointe Development, LLC	Delaware
Diamond Resorts Sales Italy SRL (f/k/a Sunterra Sales Italy SRL)	Italy
Diamond Resorts San Luis Bay Development, LLC	Delaware
Diamond Resorts Santa Fe Development, LLC	Delaware
Diamond Resorts Scottsdale Development, LLC (f/k/a Sunterra Poipu GP Development, LLC)	Delaware
Diamond Resorts Sedona Springs Development, LLC	Delaware
Diamond Resorts Sedona Summit Development, LLC	Delaware
Diamond Resorts Seller 2009-1, LLC	Delaware
Diamond Resorts Seller 2011-1, LLC	Delaware

Jurisdiction
of Incorporation or
Name	Organization

Diamond Resorts Spanish Sales SL (f/k/a Sunterra Spanish Sales SL)	Spain
Diamond Resorts St. Croix Development, LLC	Delaware
Diamond Resorts Steamboat Development, LLC	Delaware
Diamond Resorts Tahoe Beach & Ski Development, LLC	Delaware
Diamond Resorts Technology Services, LLC, (f/k/a Sunterra Communications, LLC)	Delaware
Diamond Resorts Tenerife Sales SL (f/k/a Sunterra Tenerife Sales SL)	Spain
Diamond Resorts Title Ltd (f/k/a Sunterra Title Ltd)	England and Wales
Diamond Resorts Travel Limited (f/k/a Sunterra Travel Limited)	England and Wales
Diamond Resorts U.S. Collection Development LLC, (f/k/a Club Sunterra Development, LLC)	Delaware
Diamond Resorts Villa Mirage Development, LLC	Delaware
Diamond Resorts Villas of Sedona Development, LLC	Delaware
Diamond Resorts Voyages SARL (f/k/a Sunterra Voyages SARL)	France
Diamond Resorts West Maui Development, LLC, (f/k/a Sunterra West Marketing, LLC)	Delaware
DRI Quorum 2010, LLC	Delaware
Flanesford Priory Ltd	England and Wales
Floriana Holdings Ltd.	Gibraltar
Floriana Management Ltd	Gibraltar
Foster Shores, LLC	Missouri
George Acquisition Subsidiary, Inc.	Nevada
Gesycon SA	Spain
Ginger Creek, LLC	Delaware
Go Sunterra Ltd	England and Wales
Grand Escapes, LLC	Delaware
Grand Vacation Company (Europe) Ltd	England and Wales
Grand Vacation Travel Ltd	England and Wales
GVC Nominee Limited	England and Wales

Jurisdiction
of Incorporation or
Name	Organization

Hellene Ltd	Gibraltar
Hewicoon SL	Spain
ILX Acquisition, Inc.	Delaware
ILX Acquisition, LLC	Delaware
ILX Resorts Acquisition S. de R.L. de C.V.	Mexico
Inplace Limited	England and Wales
International Timeshares Marketing, LLC	Delaware
Kabushiki Gaisha Kei, LLC	California
Kenmore Club Ltd	Scotland
Labrador Inversiones Inmobiliarias Costa del Sol SL	Spain
Lake Tahoe Resort Partners, LLC	California
Los Amigos Beach Club Ltd	Isle of Man
Los Amigos Beach Club Management Ltd	Isle of Man
LS International Resort Management Ltd	England and Wales
LS Interval Ownership Ltd	England and Wales
LSI (Wychnor Park) Ltd	England and Wales
LSI Developers Ltd	England and Wales
LSI Properties Ltd	England and Wales
Mazatlan Development Inc.	Washington
Mercadotechnia de Hospedaje S.A. de C.V.	Mexico
Merceta Canarias SL	Spain
Meridiat Canarias SL	Spain
MMG Development Corp.	Florida
Octopus GmbH	Austria
Pastor Inmobililario Insular SL	Spain
Pine Lake Management Services Ltd	England and Wales
Pine Lake PLC	England and Wales
Poipu Resort Management Company, GP	Hawaii

Jurisdiction
of Incorporation or
Name	Organization

Poipu Resort Partners, L.P.	Hawaii
Potter’s Mill, Inc.	Bahamas
Resort Management International, Inc.	California
Resort Management Services SL	Spain
Resorts Development International, Inc.	Nevada
Sahara Sunset Resort Management SL	Spain
Secure Firstcon, Inc.	Delaware
Secure Middlecon, Inc.	Delaware
Sunset Sur SA	Spain
Sunterra Cabo Development S. de R.L. de C.V.	Mexico
Sunterra Cabo Executive Management Services, S. de R.L. de C.V.	Mexico
Sunterra Cabo Executive Sales Services, S. de R.L. de C.V.	Mexico
Sunterra Cabo Management Company S. de R.L. de C.V.	Mexico
Sunterra Cabo Management Services, S. de R.L. de C.V.	Mexico
Sunterra Cabo Sales Company, S. de R.L. de C.V.	Mexico
Sunterra Cabo Sales Services, S. de R.L. de C.V.	Mexico
Sunterra Depositor 2007, LLC	Delaware
Sunterra Golf Holding Company	California
Sunterra Issuer 2007, LLC	Delaware
Sunterra Mexico Group Holdings S. de R.L. de C.V.	Mexico
Sunterra Owner Trust 2004-1	Delaware
Sunterra Ownership LLC	Delaware
Sunterra SPE 2004-1 LLC	Delaware
Sunterra SPM, Inc.	Delaware
Tempus Acquisition, LLC	Delaware
Tempus Holdings, LLC	Delaware
Thurnham Vacation Club Management Limited	England and Wales
Torres Mazatlan S.A. de C.V.	Mexico
Torres Vallarta Tower Three S.A. de C.V.	Mexico
Torres Vallarta Tennis Club S.A. de C.V.	Mexico
Torres Vallarta S.A. de C.V.	Mexico

Jurisdiction
of Incorporation or
Name	Organization

Vacaciones Compartidos Mazatlan y Vallarta, S.A. de C.V.	Mexico
Vacacionistas Internacionales Mazatlan S.A. de C.V.	Mexico
Vacacionistas Internacionales Vallarta S.A. de C.V.	Mexico
Vacation Club Partnership Ltd	England and Wales
Vacation Research Ltd	England and Wales
Vacation Share SL	Spain
Vacation Time Share Travel, Inc.	Bahamas
Vilar Do Golf Empreendimentos Turisticos, LDA	Portugal
Walsham Lake, LLC	Missouri
West Maui Resort Partners, L.P.	Delaware